EXHIBIT 32.2
CERTIFICATION OF SENIOR VICE PRESIDENT—FINANCE

PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
        The undersigned, David W. Kalish, does hereby certify to his knowledge, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based upon a review of the Annual Report on Form 10-K for the year ended September 30, 2016 of the registrant:

        (1)   The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)   The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: December 13, 2016	/s/ David W. Kalish
David W. Kalish Senior Vice President-Finance